Exhibit 99.2

Voya Financial

Quarterly Investor Supplement

June 30, 2020

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Three Months Ended June 30, 2020. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Michael Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Voya Financial	Page 3 of 44

Explanatory Note on Non-GAAP Financial Information

On December 18, 2019, we entered into an agreement to dispose of substantially all of our Individual Life and other closed block non-retirement annuities businesses (the "Individual Life Transaction"). As a result, the assets and liabilities of the businesses to be sold have been classified as held for sale and the results of operations have been classified as discontinued operations for all periods presented in this Quarterly Investor Supplement. For the quarter ended June 30, 2020, Income (loss) from discontinued operations, net of tax included $77 million additional estimated loss on sale, net of tax. As of June 30, 2020, the total estimated loss on sale, net of tax was $1.3 billion, which represents the the excess of the estimated carrying value of the businesses held for sale over the estimated purchase price less cost to sell. Revenues and net results of the business that will be divested via reinsurance at closing of the Individual Life Transaction (including insignificant number of Individual Life, Annuities and Closed Block Variable Annuities ("CBVA") policies that were not part of the Individual Life and 2018 Transactions) are reported in businesses exited or to be exited through reinsurance or divestment and are excluded from adjusted operating earnings. All prior periods have been revised to reflect these changes. Refer to Business Held for Sale and Discontinued Operations in Part I, Item 1. of our Quarterly Report on Form 10-Q for further detail on discontinued operations.

Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performance and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure, which is Income (loss) from continuing operations before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) from continuing operations before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Income (loss) from continuing operations before income taxes and Adjusted operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) from continuing operations before income taxes for the following items:
▪Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue, which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;
•Net guaranteed benefit hedging gains (losses), which are significantly influenced by economic and market conditions and are not indicative of normal operations, include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in nonperformance spread;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business within continuing operations (including net investment gains (losses) on securities sold and expenses directly related to these transactions) and residual run-off activity (including an insignificant number of Individual Life, Annuities and CBVA policies that were not part of the Individual Life and 2018 Transactions). Excluding this activity, which also includes amortization of intangible assets related to businesses exited or to be exited, better reveals trends in our core business and more closely aligns Adjusted operating earnings before income taxes with how we manages our segments;
•Income (loss) attributable to noncontrolling interest, which represents the interest of shareholders, other than those of Voya Financial, Inc., in the gains and (losses) of consolidated entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings that is available to common shareholders;
•Income (loss) related to early extinguishment of debt, which includes losses incurred as a result of transactions where we repurchase outstanding principal amounts of debt; these losses are excluded from Adjusted operating earnings before income taxes since the outcome of decisions to restructure debt are not indicative of normal operations;
•Impairment of goodwill, value of management contract rights and value of customer relationships acquired, which includes losses as a result of impairment analysis; these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;

Voya Financial	Page 4 of 44

Explanatory Note on Non-GAAP Financial Information

•Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period. We immediately recognize actuarial gains and (losses) related to pension and other postretirement benefit obligations and gains and losses from plan adjustments and curtailments. These amounts do not reflect normal, cash-settled expenses and are not indicative of current Operating expense fundamentals; and
•Other items not indicative of normal operations or performance of our segments or may be related to events such as capital or organizational restructurings undertaken to achieve long-term economic benefits, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions, and insignificant number of Individual Life, Annuities and CBVA policies that were not part of the Individual Life and 2018 Transactions) are excluded from Adjusted operating earnings before income taxes. When we present the adjustments to Income (loss) from continuing operations before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited or to be exited through reinsurance or divestment.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) from continuing operations before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) from continuing operations before income taxes, refer to the "Reconciliations" section in this document.
Stranded Costs
As a result of the 2018 Transaction and the Individual Life Transaction, the historical revenues and certain expenses of the sold businesses have been classified as discontinued operations. Historical revenues and certain expenses of the businesses that will be divested via reinsurance at closing of the Individual Life Transaction (including an insignificant amount of Individual Life and closed block non retirement annuities that are not part of the transaction) are reported within continuing operations, but are excluded from adjusted operating earnings as businesses exited or to be exited through reinsurance or divestment. Expenses classified within discontinued operations and businesses exited or to be exited through reinsurance include only direct operating expenses incurred by these businesses and then only to the extent that the nature of such expenses was such that we would cease to incur such expenses upon the close of the 2018 Transaction and the Individual Life Transaction. Certain other direct costs of these businesses, including those which relate to activities for which we have or will provide transitional services and for which we have or will be reimbursed under transition services agreements (“TSAs”) are reported within continuing operations along with the associated revenues from the TSAs. Additionally, indirect costs, such as those related to corporate and shared service functions that were previously allocated to the businesses sold or divested via reinsurance, are reported within continuing operations. These costs ("Stranded Costs") and the associated revenues from the TSAs are reported within continuing operations in Corporate, since we do not believe they are representative of the future run-rate of revenues and expenses of our continuing operations. The Stranded Costs related to the 2018 Transaction were removed in the fourth quarter of 2019 and we plan to address the Stranded Costs related to the Individual Life Transaction through a cost reduction strategy.
Normalized Adjusted Operating Earnings
Normalized adjusted operating earnings excludes from Adjusted operating earnings before income taxes the following items:
•DAC/VOBA and other intangibles unlocking;
•The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis;
•For periods ended on or prior to June 30, 2018, Investment Management adjusted operating earnings related to our fixed and variable annuities businesses, which we sold in a transaction that closed on June 1, 2018; and
•For periods ended on or prior to the closing of the Individual Life Transaction, stranded costs associated with the Individual Life Transaction where the corresponding revenue is now reported in discontinued operations or in businesses exited or to be exited through reinsurance or divestment; for periods after the closing of the Individual Life Transaction any remaining stranded costs and the associated revenues from future TSAs will be reported in normalized adjusted operating earnings.
Because DAC/VOBA and other intangibles unlocking can be volatile, excluding the effect of this item can improve period to period comparability.
Adjusted Operating Earnings per Common Share (Diluted) and Normalized Adjusted Operating Earnings per Common Share (Diluted)
In addition to Net income (loss) per common share, we report Adjusted operating earnings per common share (diluted) and Normalized adjusted operating earnings per common share (diluted) because we believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the "Reconciliation of Normalized Adjusted Operating Earning and Earnings Per Common Share" page of this document.
Shareholders' Equity/Book Value per Common Share, Excluding AOCI
In addition to book value per common share including Accumulated other comprehensive income (AOCI), we also report book value per common share excluding AOCI and shareholders' equity excluding AOCI and preferred stock. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per common share excluding AOCI and common shareholders' equity excluding AOCI provide a measure consistent with that view. The Adjusted debt to capital ratio includes a 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the Reconciliation of Book Value Per Common Share, Excluding AOCI" page of this document.

Voya Financial	Page 5 of 44

Explanatory Note on Non-GAAP Financial Information

Adjusted Return on Capital
We report Adjusted return on capital ("ROC") because we believe this measure is a useful indicator of how effectively we use capital resources allocated to our segments apart from Corporate and closed block activities, which include our Retirement, Investment Management and Employee Benefits segments. Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences. Statutory surplus in excess of target statutory capital and certain Corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to Corporate.
Adjusted Operating Effective Tax Rate and Normalized Adjusted Operating Effective Tax Rate
Beginning in 2018, the normalized adjusted operating effective tax rate is based on the actual income tax expense for the current period related to Income (loss) from continuing operations, adjusted for estimated taxes on non-operating items and non-operating tax impacts, such as those related to restructuring, changes in a tax valuation allowance and changes to tax law. For non-operating items, we apply a 21% tax rate beginning in 2018.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net realized investment gains (losses) and related charges and adjustments, which are significantly influenced by economic and market conditions, including interest rates and credit spreads and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue;
•Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which is significantly influenced by economic and market conditions and not indicative of normal operations, includes changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in nonperformance spread;
•Revenues related to businesses exited or to be exited through reinsurance or divestment, which includes revenues associated with transactions to exit blocks of business within continuing operations (including net investment gains (losses) on securities sold related to these transactions) and residual run-off activity (including an insignificant number of Individual Life, Annuities and CBVA policies that were not part of the Individual Life and 2018 Transactions). Excluding this activity better reveals trends in our core business and more closely aligns Adjusted operating revenues with how we manage our segments;
•Revenues attributable to noncontrolling interest, which represents the interests of shareholders, other than those of Voya Financial, Inc., in consolidated entities. Revenues attributable to noncontrolling interest represents such shareholders' interests in the revenues of those entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled; and
•Other adjustments to total revenues primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section in this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings (loss) before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), and transaction based recordkeeping fees.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges for annuity contracts.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 6 of 44

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019
Net income (loss) available to Voya Financial, Inc.'s common shareholders	(71)	(98)	(776)	106	226	(169)	290
Per common share (basic)	(0.56)	(0.75)	(5.76)	0.77	1.57	(1.32)	1.99
Per common share (diluted)	(0.55)	(0.71)	(5.45)	0.74	1.51	(1.27)	1.93
Adjusted operating earnings: (1)
Before income taxes	17	134	178	122	190	151	291
After income taxes	20	115	153	114	159	134	247
Effective tax rate	(17.6)%	14.3%	14.2%	7.5%	16.2%	10.8%	14.7%
Per common share (diluted)	0.15	0.83	1.07	0.79	1.06	1.01	1.64
Normalized adjusted operating earnings: (1)
Before income taxes	169	180	199	179	190	349	346
After income taxes	140	151	170	159	159	291	291
Effective tax rate	17.2%	16.0%	14.9%	11.7%	16.2%	16.6%	15.8%
Per common share (diluted)	1.09	1.10	1.19	1.10	1.06	2.19	1.93
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	8,936	6,815	8,796	9,939	9,452	8,936	9,452
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI (1)	4,897	4,974	5,465	6,442	6,585	4,897	6,585
Deferred Tax Asset ("DTA") (2)	1,767	1,935	1,823	1,829	1,952	1,767	1,952
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI & DTA (2)	3,130	3,039	3,642	4,613	4,633	3,130	4,633
Book value per common share (including AOCI)	70.86	54.09	66.49	73.73	67.37	70.86	67.37
Book value per common share (excluding AOCI) (1)	38.83	39.48	41.31	47.79	46.94	38.83	46.94
Debt to Capital:
Debt to Capital	24.2%	29.1%	24.4%	22.4%	23.8%	24.2%	23.8%
Adjusted Debt to Capital (1)	32.4%	32.1%	30.4%	27.4%	27.7%	32.4%	27.7%
Shares:
Weighted-average common shares outstanding
Basic	126	131	135	138	144	129	145
Dilutive effect of warrants	—	3	4	2	2	2	1
Other dilutive effects (3)	2	4	4	4	4	3	4
Diluted	128	137	142	144	150	133	151
Adjusted Diluted (1)	128	137	142	144	150	133	151
Ending shares outstanding	126	126	132	135	140	126	140
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	—	406	160	290	446	406	646
Dividends to common shareholders	19	20	21	20	2	39	3
Total cash returned to common shareholders	19	426	181	310	448	445	649

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(2) DTA primarily related to Federal Net Operating Loss Carry Forwards (“Federal NOLs”), net of $194 million tax valuation allowance for the periods beginning with quarter ended December 31, 2019 and $445 million for the periods presented prior to the quarter ended December 31, 2019. Periods beginning with quarter ended December 31, 2019 have been adjusted for the expected utilization of Federal NOLs related to the Individual Life Transaction.

(3) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.

Voya Financial	Page 7 of 44

Normalized Adjusted Operating Earnings by Segment

	Three Months Ended					Year-to-Date
(in millions USD, unless otherwise indicated)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019
Normalized adjusted operating earnings
Retirement	120	133	151	141	153	253	294
Investment Management	46	42	61	45	39	88	80
Employee Benefits	46	60	53	56	47	106	87
Corporate	(43)	(55)	(65)	(64)	(49)	(98)	(115)
Before income taxes	169	180	199	179	190	349	346
After income taxes	140	151	170	159	159	291	291
Effective tax rate	17.2%	16.0%	14.9%	11.7%	16.2%	16.6%	15.8%
Per common share (diluted)	1.09	1.10	1.19	1.10	1.06	2.19	1.93
Prepayment fees and alternative investment income above (below) long-term expectations (1)
Retirement	(92)	7	21	5	22	(85)	6
Investment Management	(27)	(2)	(2)	—	2	(29)	(5)
Employee Benefits	(10)	1	2	1	2	(9)	—
Before income taxes	(129)	6	21	6	26	(123)	1
After income taxes	(102)	5	17	5	21	(97)	1
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Per common share (diluted)	(0.79)	0.04	0.12	0.03	0.14	(0.73)	0.01
DAC/VOBA and other intangibles unlocking
Retirement	9	(16)	(10)	(29)	5	(8)	9
Before income taxes	9	(16)	(10)	(29)	5	(8)	9
After income taxes	7	(13)	(8)	(23)	4	(6)	7
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Per common share (diluted)	0.05	(0.09)	(0.06)	(0.16)	0.02	(0.04)	0.04
Individual Life transaction stranded costs(2)
Before income taxes	(32)	(36)	(33)	(34)	(31)	(68)	(65)
After income taxes	(25)	(28)	(26)	(27)	(25)	(54)	(52)
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Per common share (diluted)	(0.20)	(0.21)	(0.18)	(0.18)	(0.16)	(0.40)	(0.34)
Adjusted operating earnings
Retirement	37	124	162	117	180	160	309
Investment Management	20	40	59	46	41	59	75
Employee Benefits	36	61	55	57	49	98	87
Corporate	(75)	(91)	(98)	(98)	(80)	(166)	(180)
Before income taxes	17	134	178	122	190	151	291
After income taxes	20	115	153	114	159	134	247
Effective tax rate	(17.6)%	14.3%	14.2%	7.5%	16.2%	10.8%	14.7%
Per common share (diluted)	0.15	0.83	1.07	0.79	1.06	1.01	1.64

(1) The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis.
(2) For periods ended on or prior to the closing of the Individual Life Transaction, Stranded Costs associated with the Individual Life Transaction where the corresponding revenue is now reported in discontinued operations or in businesses exited or to be exited through reinsurance or divestment; for periods after the closing of the Individual Life Transaction any remaining Stranded Costs and the associated revenues from future TSAs will be reported in normalized adjusted operating earnings.

Voya Financial	Page 8 of 44

Normalized Effective Tax Rate

	Three Months Ended					Year-to-Date
(in millions USD, unless otherwise indicated)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019
Normalized adjusted operating earnings
Before income taxes	169	180	199	179	190	349	346
Income taxes
Federal income taxes at 21% corporate rate	35	38	42	38	40	73	73
Tax adjustments (1)	(6)	(9)	(12)	(17)	(9)	(15)	(18)
Total taxes	29	29	30	21	31	58	54
Effective tax rate (2)	17.2%	16.0%	14.9%	11.7%	16.2%	16.6%	15.8%

Prepayment fees and alternative investment income above (below) long-term expectations (3)
Before income taxes	(129)	6	21	6	26	(123)	1
Income taxes
Federal income taxes at 21% corporate rate	(27)	1	4	1	5	(26)	—
Total taxes	(27)	1	4	1	5	(26)	—
Effective tax rate (2)	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

DAC/VOBA and other intangibles unlocking
Before income taxes	9	(16)	(10)	(29)	5	(8)	9
Income taxes
Federal income taxes at 21% corporate rate	2	(3)	(2)	(6)	1	(2)	2
Total taxes	2	(3)	(2)	(6)	1	(2)	2
Effective tax rate (2)	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

Individual Life transaction stranded costs (4)
Before income taxes	(32)	(36)	(33)	(34)	(31)	(68)	(65)
Income taxes
Federal income taxes at 21% corporate rate	(7)	(8)	(7)	(7)	(7)	(14)	(14)
Total taxes	(7)	(8)	(7)	(7)	(7)	(14)	(14)
Effective tax rate (2)	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

Adjusted operating earnings
Before income taxes	17	134	178	122	190	151	291
Income taxes
Federal income taxes at 21% corporate rate	4	28	37	26	40	32	61
Tax adjustments (1)	(6)	(9)	(12)	(17)	(9)	(15)	(18)
Total taxes	(3)	19	25	9	31	16	43
Effective tax rate (2)	(17.6)%	14.3%	14.2%	7.5%	16.2%	10.8%	14.7%

(1) Includes tax adjustments for the dividends received deduction (DRD) related to certain qualified dividends that are not subject to federal income taxes and tax credits, less certain expense items that are not deductible for federal income taxes such as preferred stock dividends, certain compensation expenses, etc.

(2) Effective tax rate calculations are based on un-rounded numbers.
(3) The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis.
(4) For periods ended on or prior to the closing of the Individual Life Transaction, Stranded Costs associated with the Individual Life Transaction where the corresponding revenue is now reported in discontinued operations or in businesses exited or to be exited through reinsurance or divestment; for periods after the closing of the Individual Life Transaction any remaining Stranded Costs and the associated revenues from future TSAs will be reported in normalized adjusted operating earnings.

Voya Financial	Page 9 of 44

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019

Revenues
Net investment income	586	698	735	687	711	1,284	1,370
Fee income	458	505	510	494	483	963	965
Premiums	607	608	556	565	577	1,215	1,152
Net realized capital gains (losses)	(1)	(233)	(159)	(20)	25	(234)	13
Other revenues	81	92	140	106	106	173	219
Income (loss) related to consolidated investment entities	(68)	15	28	43	67	(53)	72
Total revenues	1,663	1,685	1,810	1,875	1,969	3,348	3,791

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(997)	(882)	(862)	(1,003)	(951)	(1,879)	(1,885)
Operating expenses	(643)	(640)	(767)	(627)	(670)	(1,283)	(1,352)
Net amortization of DAC/VOBA	(19)	(76)	(63)	(36)	(43)	(95)	(100)
Interest expense	(40)	(40)	(41)	(51)	(42)	(80)	(84)
Operating expenses related to consolidated investment entities	(12)	(3)	(11)	(9)	(20)	(15)	(25)
Total benefits and expenses	(1,711)	(1,641)	(1,744)	(1,726)	(1,726)	(3,352)	(3,446)
Income (loss) from continuing operations before income taxes	(48)	44	66	149	243	(4)	345
Less:
Net investment gains (losses) and related charges and adjustments	42	(8)	(47)	14	45	34	58
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	38	(89)	8	(12)	(6)	(52)	(10)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(55)	9	18	31	40	(45)	49
Income (loss) attributable to noncontrolling interests	(79)	6	6	19	26	(73)	25
Income (loss) on early extinguishment of debt	—	—	—	(12)	—	—	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	(63)	—	—	—	66
Dividend payments made to preferred shareholders	4	14	4	14	—	18	10
Other adjustments	(15)	(22)	(38)	(27)	(52)	(37)	(144)
Adjusted operating earnings before income taxes (1)	17	134	178	122	190	151	291

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

Voya Financial	Page 10 of 44

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net realized gains (losses)	336	479	498	479	502	815	954
Fee income	361	388	396	392	379	749	739
Premiums	506	502	459	460	476	1,008	945
Other revenue	22	28	68	34	38	50	86
Adjusted operating revenues (1)	1,225	1,397	1,421	1,365	1,395	2,622	2,724

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(629)	(607)	(591)	(592)	(609)	(1,236)	(1,212)
Operating expenses	(515)	(558)	(564)	(535)	(525)	(1,073)	(1,071)
Net amortization of DAC/VOBA	(16)	(41)	(40)	(57)	(27)	(57)	(51)
Interest expense (2)	(48)	(57)	(48)	(59)	(44)	(105)	(99)
Adjusted operating benefits and expenses	(1,208)	(1,263)	(1,243)	(1,243)	(1,205)	(2,471)	(2,433)
Adjusted operating earnings before income taxes (1)	17	134	178	122	190	151	291

Adjusted Operating Revenues and Adjusted Operating Earnings by Segment
Adjusted operating revenues
Retirement	559	677	701	675	688	1,236	1,336
Investment Management	129	166	197	167	163	294	311
Employee Benefits	530	543	500	503	515	1,074	1,023
Corporate	7	11	23	20	29	18	54
Adjusted operating revenues (1)	1,225	1,397	1,421	1,365	1,395	2,622	2,724

Adjusted operating earnings
Retirement	37	124	162	117	180	160	309
Investment Management	20	40	59	46	41	59	75
Employee Benefits	36	61	55	57	49	98	87
Corporate	(75)	(91)	(98)	(98)	(80)	(166)	(180)
Adjusted operating earnings before income taxes (1)	17	134	178	122	190	151	291

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 11 of 44

Adjusted Operating Earnings by Segment

	Three Months Ended June 30, 2020
(in millions USD)	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net realized gains (losses)	336	(22)	17	5	336
Fee income	197	148	16	—	361
Premiums	6	—	500	—	506
Other revenue	20	3	(3)	2	22
Adjusted operating revenues (1)	559	129	530	7	1,225

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(241)	—	(383)	(5)	(629)
Operating expenses	(269)	(109)	(107)	(29)	(515)
Net amortization of DAC/VOBA	(12)	—	(4)	—	(16)
Interest expense (2)	—	—	—	(48)	(48)
Adjusted operating benefits and expenses	(522)	(109)	(494)	(82)	(1,208)
Adjusted operating earnings before income taxes (1)	37	20	36	(75)	17

	Three Months Ended June 30, 2019
	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net realized gains (losses)	449	7	29	17	502
Fee income	211	152	16	—	379
Premiums	4	—	472	—	476
Other revenue	24	4	(2)	13	38
Adjusted operating revenues (1)	688	163	515	30	1,395

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(238)	—	(361)	(10)	(609)
Operating expenses	(248)	(122)	(100)	(56)	(525)
Net amortization of DAC/VOBA	(22)	—	(5)	—	(27)
Interest expense (2)	—	—	—	(44)	(44)
Adjusted operating benefits and expenses	(508)	(122)	(466)	(110)	(1,205)
Adjusted operating earnings before income taxes (1)	180	41	49	(80)	190

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 12 of 44

Adjusted Operating Earnings by Segment

	Six Months Ended June 30, 2020
(in millions USD)	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net realized gains (losses)	773	(19)	47	15	815
Fee income	413	305	31	—	749
Premiums	8	—	1,000	—	1,008
Other revenue	42	8	(4)	3	50
Adjusted operating revenues (1)	1,236	294	1,074	18	2,622

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(476)	—	(747)	(13)	(1,236)
Operating expenses	(551)	(235)	(220)	(66)	(1,073)
Net amortization of DAC/VOBA	(48)	—	(9)	—	(57)
Interest expense (2)	—	—	—	(105)	(105)
Adjusted operating benefits and expenses	(1,075)	(235)	(976)	(184)	(2,471)
Adjusted operating earnings before income taxes (1)	160	59	98	(166)	151

	Six Months Ended June 30, 2019
	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net realized gains (losses)	864	5	55	30	954
Fee income	410	297	32	—	739
Premiums	5	—	939	1	945
Other revenue	57	9	(3)	23	86
Adjusted operating revenues (1)	1,336	311	1,023	54	2,724

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(469)	—	(725)	(18)	(1,212)
Operating expenses	(516)	(236)	(202)	(117)	(1,071)
Net amortization of DAC/VOBA	(42)	—	(9)	—	(51)
Interest expense (2)	—	—	—	(99)	(99)
Adjusted operating benefits and expenses	(1,027)	(236)	(936)	(234)	(2,433)
Adjusted operating earnings before income taxes (1)	309	75	87	(180)	291

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 13 of 44

Consolidated Balance Sheets

	Balances as of
(in millions USD)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Assets
Total investments	55,536	52,570	53,687	54,159	52,957
Cash and cash equivalents	1,110	1,033	1,181	1,155	1,178
Assets held in separate accounts	78,521	68,937	81,670	78,714	78,475
Premium receivable and reinsurance recoverable, net	3,767	3,722	3,732	3,871	3,745
Short term investments under securities loan agreement and accrued investment income	2,166	2,724	1,900	2,114	2,118
Deferred policy acquisition costs, Value of business acquired	1,967	2,603	2,226	2,198	2,418
Current and deferred income taxes (1)	1,326	1,769	1,458	1,029	1,162
Other assets (2)	836	1,086	902	1,120	1,132
Assets related to consolidated investment entities	1,782	2,155	2,226	2,189	2,011
Assets held for sale	19,923	19,133	20,069	21,076	20,728
Total Assets	166,934	155,732	169,051	167,625	165,924
Liabilities
Future policy benefits and contract owner account balances	51,658	51,621	50,868	51,131	50,537
Liabilities related to separate accounts	78,521	68,937	81,670	78,714	78,476
Payables under securities loan agreements, including collateral held	1,608	2,065	1,373	1,499	1,480
Short-term debt	1	1	1	1	97
Long-term debt	3,043	3,042	3,042	3,041	3,041
Other liabilities (3)	2,906	2,789	2,243	2,360	2,278
Liabilities related to consolidated investment entities	874	1,040	1,126	1,212	994
Liabilities held for sale	18,034	17,972	18,498	18,401	18,222
Total Liabilities	156,645	147,467	158,821	156,359	155,125
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	2	2	2	3	3
Treasury stock	(887)	(882)	(460)	(5,955)	(5,663)
Additional paid-in capital	11,227	11,232	11,184	24,671	24,642
Retained earnings (deficit)	(4,833)	(4,766)	(4,649)	(11,665)	(11,785)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	5,509	5,586	6,077	7,054	7,197
Accumulated other comprehensive income	4,039	1,841	3,331	3,497	2,867
Total Voya Financial, Inc. Shareholders' Equity	9,548	7,427	9,408	10,551	10,064
Noncontrolling interest	741	838	822	715	735
Total Shareholders' Equity	10,289	8,265	10,230	11,266	10,799
Total Liabilities and Shareholders' Equity	166,934	155,732	169,051	167,625	165,924

(1) Current and deferred income taxes:
Deferred Tax Asset primarily related to Federal NOL's	1,961	2,129	2,017	2,274	2,397
Tax valuation allowance related to Federal NOL's	(194)	(194)	(194)	(445)	(445)
Deferred Tax Asset (Liability) related to Unrealized Capital Gains and Losses	(978)	(394)	(789)	(833)	(666)
Other Net Deferred Tax Asset (Liability) related to DAC, reserves, and other temporary differences	537	228	424	33	(124)
Total Current and deferred income taxes	1,326	1,769	1,458	1,029	1,162
Gross Unrealized Gains (losses) reflected in AOCI	4,657	1,875	3,759	3,968	3,170
21% Tax Effect	(978)	(394)	(789)	(833)	(666)
(2) Includes Other assets, Sales inducements to contract holders, Goodwill and other intangible assets.
(3) Includes Other liabilities, Derivatives, Pension and other postretirement provisions, Funds held under reinsurance agreements, and Current income taxes.

Voya Financial	Page 14 of 44

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019
Retirement
Balance as of Beginning-of-Period	1,004	667	632	834	1,029	667	1,271
Deferrals of commissions and expenses	17	15	18	5	18	32	35
Amortization	(29)	(23)	(22)	(41)	(26)	(52)	(59)
Unlocking	38	(22)	(13)	(4)	18	16	43
Change in unrealized capital gains/losses (1)	(541)	367	52	(162)	(205)	(174)	(456)
Balance as of End-of-Period	489	1,004	667	632	834	489	834
Deferred Sales Inducements as of End-of-Period (2)	27	29	29	29	31	27	31
Other (3)
Balance as of Beginning-of-Period	129	118	113	116	103	118	106
Deferrals of commissions and expenses	10	11	11	11	21	21	28
Amortization	(6)	(6)	(3)	(4)	(5)	(12)	(9)
Unlocking	—	—	—	—	—	—	—
Change in unrealized capital gains/losses (1)	(8)	6	(3)	(10)	(3)	(2)	(9)
Balance as of End-of-Period	125	129	118	113	116	125	116
Total
Balance as of Beginning-of-Period	1,133	785	745	950	1,132	785	1,377
Deferrals of commissions and expenses	27	26	29	16	39	53	63
Amortization	(35)	(29)	(25)	(45)	(31)	(64)	(68)
Unlocking	38	(22)	(13)	(4)	18	16	43
Change in unrealized capital gains/losses (1)	(549)	373	49	(172)	(208)	(176)	(465)
Balance as of End-of-Period, excluding businesses to be exited through reinsurance or divestment	614	1,133	785	745	950	614	950
Balance as of End-of-Period, businesses to be exited through reinsurance or divestment (4)	1,353	1,470	1,441	1,453	1,468	1,353	1,468
Balance as of End-of-Period, including businesses to be exited through reinsurance or divestment	1,967	2,603	2,226	2,198	2,418	1,967	2,418

(1) Includes insignificant amounts related to the adoption of a new accounting standard (CECL) in Q1 '20.
(2) Deferred sales inducements in other segments are insignificant.
(3) Includes Employee Benefits, Investment Management and Corporate.
(4) Represents amounts related to the Individual Life transaction.

Voya Financial	Page 15 of 44

Consolidated Capital Structure

	Balances as of
(in millions USD)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019

Financial Debt
Senior bonds	1,943	1,941	1,941	1,941	2,037
Subordinated bonds	1,097	1,098	1,098	1,097	1,097
Other debt	4	4	4	4	4
Total Debt	3,044	3,043	3,043	3,042	3,138

Equity
Preferred equity (Excluding AOCI) (1)	612	612	612	612	612
Common equity (Excluding AOCI)	4,897	4,974	5,465	6,442	6,585
Total Equity (Excluding AOCI) (2)	5,509	5,586	6,077	7,054	7,197
Accumulated other comprehensive income (AOCI)	4,039	1,841	3,331	3,497	2,867
Total Voya Financial, Inc. Shareholders' Equity	9,548	7,427	9,408	10,551	10,064

Capital
Total Capitalization	12,592	10,470	12,451	13,593	13,202
Total Capitalization (Excluding AOCI) (2)	8,553	8,629	9,120	10,096	10,335

Debt to Capital
Debt to Capital	24.2%	29.1%	24.4%	22.4%	23.8%
Adjusted Debt to Capital (2) (3)	32.4%	32.1%	30.4%	27.4%	27.7%

(1) Includes Preferred stock par value and additional paid-in-capital.
(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(3) Includes 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI.

Voya Financial	Page 16 of 44

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of June 30, 2020
(in millions USD)	General Account	Separate Account (3)	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (4)	Total AUM + AUA

Retirement (1)	33,616	74,298	55,882	163,796	273,494	437,290
Investment Management	56,997	27,607	145,325	229,929	51,971	281,900
Employee Benefits	1,856	14	—	1,870	—	1,870
Eliminations/Other	(35,472)	(22,003)	(10,736)	(68,211)	(46,759)	(114,970)
Total AUM and AUA (2)	56,997	79,916	190,471	327,384	278,706	606,090

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Includes AUM balances related to Individual Life, Annuities and Variable Annuities businesses held for sale, for which a substantial portion of the assets will continue to be managed by the Investment Management segment.

(3) Includes separate account balances related to Individual Life, Annuities and Variable Annuities businesses held for sale, which are reported as Assets held for sale on the balance sheet.
(4) Starting Q1 2019, AUA includes Assets Under Advisement. Retirement Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, General Account and Stable Value assets where only administrative or ancillary services are performed.

Retirement

Voya Financial	Page 18 of 44

Retirement Sources of Normalized Adjusted Operating Earnings and Key Metrics

	Three Months Ended or As of						Year-to-Date or As of
(in millions USD)	6/30/2020	3/31/2020	12/31/2019	9/30/2019		6/30/2019	6/30/2020	6/30/2019
Sources of operating earnings before income taxes:
Gross investment income (normalized)	398	391	391	396		393	789	791
Investment expenses	(19)	(19)	(20)	(19)		(18)	(38)	(37)
Credited interest	(232)	(231)	(234)	(234)		(231)	(463)	(460)
Net margin	147	141	137	143		144	288	294
Other investment income (normalized) (1)	44	49	46	45		40	93	88
Investment spread and other investment income (normalized)	191	190	183	188	198	184	381	382
Full service fee based revenue	122	133	140	137		133	255	257
Recordkeeping and Other fee based revenue	99	113	119	111		111	212	219
Total fee based margin	220	246	259	248		244	466	476
Net underwriting gain (loss) and other revenue	(2)	(3)	(2)	(3)		—	(5)	3
Administrative expenses	(216)	(228)	(206)	(212)		(194)	(444)	(409)
Net Commissions	(53)	(52)	(55)	(54)		(53)	(105)	(105)
DAC/VOBA and other intangibles amortization, excluding unlocking	(21)	(20)	(28)	(26)		(28)	(41)	(53)
Normalized adjusted operating earnings before income taxes	120	133	151	141	141	153	253	294
Prepayment fees and alternative investment income above (below) long-term expectations	(92)	7	21	5		22	(85)	6
DAC/VOBA and other intangibles unlocking	9	(16)	(10)	(29)		5	(8)	9
Adjusted operating earnings before income taxes	37	124	162	117		180	160	309
Adjusted Return on Capital (2)	10.9%	13.6%	13.2%	13.2%		13.9%	10.9%	13.9%
Full Service Revenue (3)
Full Service Investment Spread and other investment income	97	187	194	182		194	284	364
Full Service Fee Based Revenue	122	133	140	137		133	255	257
Total Full Service Revenue	219	320	334	319		327	539	621

Client Assets
Spread Based	33,616	33,828	32,932	32,928		32,688	33,616	32,688
Fee Based	305,107	259,664	307,630	278,318		273,301	305,107	273,301
Retail Client Assets	57,783	52,579	63,108	60,221		60,089	57,783	60,089
Defined Contribution Investment-only Stable Value	40,784	39,806	36,373	36,343		35,678	40,784	35,678
Total Client Assets	437,290	385,877	440,043	407,810		401,756	437,290	401,756

(1) Includes investment income on assets backing surplus that has been allocated from Corporate and income from policy loans.
(2) Adjusted Return on Capital calculated using trailing twelve months.
(3) Excludes Net underwriting gain (loss) and other revenue.

Voya Financial	Page 19 of 44

Retirement Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019
Full service - Corporate markets
Client Assets, beginning of period	62,562	73,497	68,892	67,748	65,366	73,497	58,705
Transfers / Single deposits	821	1,179	1,310	1,338	828	2,000	2,180
Recurring deposits	1,689	2,059	1,596	1,653	1,639	3,748	3,489
Total Deposits	2,510	3,238	2,906	2,991	2,467	5,748	5,669
Surrenders, benefits, and product charges	(1,895)	(2,961)	(2,596)	(2,112)	(2,158)	(4,856)	(4,467)
Net Flows	616	277	310	879	309	893	1,202
Interest credited and investment performance	9,481	(11,212)	4,295	265	2,073	(1,731)	7,841
Client Assets, end of period - Corporate markets	72,658	62,562	73,497	68,892	67,748	72,658	67,748

Full service - Tax-exempt markets
Client Assets, beginning of period	62,504	70,109	66,636	65,978	64,610	70,109	60,514
Transfers / Single deposits	520	318	552	927	477	838	876
Recurring deposits	962	1,039	892	882	879	2,001	1,832
Total Deposits	1,482	1,357	1,444	1,809	1,356	2,839	2,708
Surrenders, benefits, and product charges	(2,025)	(1,305)	(1,488)	(1,416)	(1,684)	(3,330)	(3,344)
Net Flows	(543)	52	(43)	393	(328)	(491)	(637)
Interest credited and investment performance	6,965	(7,657)	3,231	265	1,696	(692)	6,101
Transfer between markets (5)	—	—	285	—	—	—	—
Client Assets, end of period - Tax-exempt markets	68,926	62,504	70,109	66,636	65,978	68,926	65,978

Full Service - Total
Client Assets, beginning of period	125,066	143,606	135,528	133,726	129,976	143,606	119,219
Transfers / Single deposits	1,341	1,497	1,862	2,265	1,305	2,838	3,056
Recurring deposits	2,651	3,098	2,488	2,535	2,518	5,749	5,321
Total Deposits	3,992	4,595	4,350	4,800	3,823	8,587	8,377
Surrenders, benefits, and product charges	(3,920)	(4,266)	(4,084)	(3,528)	(3,842)	(8,186)	(7,811)
Net Flows	73	329	267	1,272	(19)	402	565
Interest credited and investment performance	16,446	(18,869)	7,526	530	3,769	(2,423)	13,942
Transfer between markets (5)	—	—	285	—	—	—	—
Client Assets, end of period - Full Service Total	141,584	125,066	143,606	135,528	133,726	141,584	133,726

Full Service - Client Assets
Fee-based	109,748	93,016	112,477	104,422	102,883	109,748	102,883
Spread-based	31,836	32,050	31,129	31,106	30,842	31,836	30,842
Client Assets, end of period - Full Service Total	141,584	125,066	143,606	135,528	133,726	141,584	133,726

Voya Financial	Page 20 of 44

Retirement Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019
Recordkeeping
Client Assets, beginning of period	166,649	195,154	173,896	170,417	166,778	195,154	152,837
Transfers / Single deposits	4,998	2,345	24,806	4,086	602	7,343	1,601
Recurring deposits	3,631	4,361	3,219	3,148	3,126	7,992	6,961
Total Deposits	8,629	6,706	28,025	7,234	3,728	15,335	8,562
Surrenders, benefits, and product charges	(4,173)	(5,177)	(15,737)	(4,476)	(3,968)	(9,350)	(9,133)
Net Flows	4,456	1,529	12,288	2,758	(240)	5,985	(571)
Interest credited and investment performance	24,256	(30,034)	9,255	721	3,879	(5,778)	18,151
Transfer between markets (5)		—	(285)	—	—	—	—
Client Assets, end of period - Recordkeeping	195,361	166,649	195,154	173,896	170,417	195,361	170,417

Total Defined Contribution (1)
Client Assets, beginning of period	291,713	338,758	309,424	304,143	296,754	338,758	272,056
Transfers / Single deposits	6,340	3,843	26,667	6,351	1,907	10,183	4,657
Recurring deposits	6,282	7,458	5,707	5,684	5,644	13,740	12,281
Total Deposits	12,622	11,301	32,374	12,035	7,551	23,923	16,938
Surrenders, benefits, and product charges	(8,093)	(9,443)	(19,821)	(8,005)	(7,810)	(17,536)	(16,944)
Net Flows	4,529	1,858	12,553	4,030	(259)	6,387	(6)
Interest credited and investment performance	40,701	(48,903)	16,781	1,251	7,648	(8,202)	32,093
Client Assets, end of period - Total Defined Contribution	336,943	291,713	338,758	309,424	304,143	336,943	304,143

Defined Contribution Investment-only Stable Value (SV) (2)
Assets, beginning of period	39,807	36,374	36,343	35,679	34,967	36,374	34,078
Transfers / Single deposits	736	2,719	1,150	368	342	3,455	1,203
Recurring deposits	209	788	168	133	186	997	304
Total Deposits	945	3,507	1,318	501	528	4,452	1,507
Surrenders, benefits, and product charges	(583)	(913)	(1,314)	(620)	(658)	(1,496)	(1,423)
Net Flows	362	2,594	4	(119)	(130)	2,956	84
Interest credited and investment performance	615	839	27	783	842	1,454	1,517
Assets, end of period - Defined Contribution Investment-only SV	40,784	39,807	36,374	36,343	35,679	40,784	35,679

Retail Client Assets (3)	57,789	52,585	63,108	60,221	60,089	57,789	60,089

Other Assets (4)	1,774	1,771	1,802	1,822	1,846	1,774	1,846

Total Client Assets	437,290	385,877	440,043	407,810	401,756	437,290	401,756

(1) Total of Full Service and Recordkeeping
(2) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(3) Includes assets of our Retail Wealth Management business, as well as assets in a proprietary IRA mutual fund product that is distributed by both VFA (affiliated) and non-affiliated advisors.
(4) Includes other guaranteed payout products.
(5) Transfer represents a plan moving from Recordkeeping to Full Service.

Investment Management

Voya Financial	Page 22 of 44

Investment Management Sources of Normalized Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019

Sources of operating earnings before income taxes:
Investment capital and other investment income (normalized)	6	6	6	5	5	12	10
Fee based margin (normalized)	150	162	193	162	156	312	306
Administrative expenses	(109)	(126)	(138)	(121)	(122)	(235)	(236)
Normalized adjusted operating earnings before income taxes	46	42	61	45	39	88	80
Prepayment fees and alternative investment income above (below) long-term expectations	(27)	(2)	(2)	—	2	(29)	(5)
Adjusted operating earnings before income taxes	20	40	59	46	41	59	75

Fee based margin
Investment advisory and administrative revenue	148	157	156	158	152	304	297
Other fee based margin	2	5	37	4	4	8	9
Fee based margin (normalized)	150	162	193	162	156	312	306

Voya Financial	Page 23 of 44

Investment Management Analysis of AUM and AUA

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019
Client Assets:
External Clients
Institutional	105,573	93,662	94,424	92,912	91,116	105,573	91,116
Retail	67,359	60,168	72,398	68,014	67,189	67,359	67,189
Subtotal External Clients	172,932	153,830	166,822	160,926	158,305	172,932	158,305
General Account	56,997	56,873	56,651	56,336	55,921	56,997	55,921
Total Client Assets (AUM)	229,929	210,703	223,473	217,262	214,226	229,929	214,226
Administration Only Assets (AUA)	51,971	46,969	49,257	50,031	50,098	51,971	50,098
Total AUM and AUA	281,900	257,672	272,730	267,293	264,324	281,900	264,324

Investment Advisory and Administrative Revenues (1)
External Clients
Institutional	65	65	65	67	65	131	127
Retail	50	57	58	58	55	107	107
Subtotal External Clients	115	123	124	125	119	238	232
General Account	29	29	28	28	29	58	57
Total Investment Advisory and Administrative Revenues (AUM)	144	152	152	153	148	296	289
Administration Only Fees	4	5	4	5	4	9	8
Total Investment Advisory and Administrative Revenues	148	157	156	158	152	304	297

Revenue Yield (bps) (1)
External Clients
Institutional	25.7	27.5	27.8	29.0	29.1	26.4	28.8
Retail	30.9	33.5	33.5	34.4	33.1	31.8	32.7
Revenue Yield on External Clients	27.7	30.0	30.3	31.3	30.8	28.6	30.5
General Account	20.4	20.2	20.2	20.3	20.3	20.3	20.1
Revenue Yield on Client Assets (AUM)	25.9	27.5	27.7	28.4	28.0	26.5	27.7
Revenue Yield on Administration Only Assets (AUA)	3.3	4.3	3.4	3.6	3.3	3.8	3.2
Total Revenue Yield on AUM and AUA (bps)	21.7	23.3	23.2	23.7	23.3	22.4	23.0

Revenue Yield on Client Assets (AUM) - trailing twelve months	27.3	27.9	27.9	28.1	28.2	27.3	28.2

(1) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 24 of 44

Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019
Institutional AUM:
Beginning of period AUM	93,662	94,424	92,912	91,116	88,147	94,424	85,918
Inflows	10,096	4,417	3,233	2,478	3,219	14,513	6,554
Outflows	(3,045)	(2,313)	(2,860)	(2,105)	(2,230)	(5,358)	(4,097)
Subtotal Investment Management Sourced Institutional Net Flows	7,051	2,104	373	373	989	9,155	2,457
Affiliate Sourced Institutional Inflows	694	1,674	610	426	545	2,368	1,814
Affiliate Sourced Institutional Outflows	(631)	(695)	(463)	(467)	(762)	(1,326)	(2,394)
Subtotal Affiliate Sourced Net Flows	63	979	147	(41)	(217)	1,042	(580)
Net flows- Institutional AUM	7,114	3,083	520	332	772	10,197	1,877
Net Money Market Flows	—	—	—	—	—	—	—
Change in Market Value	4,797	(3,845)	1,028	1,196	2,201	952	3,325
Other (Including Acquisitions / Divestitures) (1)	—	—	(36)	268	(4)	—	(4)
End of period AUM- Institutional	105,573	93,662	94,424	92,912	91,116	105,573	91,116
Organic Growth (Net Flows/Beginning of period AUM)	7.6%	3.3%	0.6%	0.4%	0.9%	10.8%	2.2%
Market Growth %	5.1%	-4.1%	1.1%	1.3%	2.5%	1.0%	3.9%
Retail AUM:
Beginning of period AUM	60,168	72,398	68,014	67,189	65,512	72,398	61,257
Inflows	1,892	2,700	2,204	2,153	1,717	4,592	3,641
Outflows	(1,923)	(2,996)	(1,665)	(1,189)	(1,874)	(4,919)	(3,878)
Sub-advised Retail Net Flows	(12)	(148)	(130)	(29)	(139)	(160)	(362)
Subtotal Investment Management Sourced Retail Net Flows (2)	(43)	(444)	409	935	(296)	(487)	(599)
Affiliate Sourced Retail Inflows	559	770	627	669	547	1,329	1,231
Affiliate Sourced Retail Outflows	(804)	(1,235)	(882)	(813)	(831)	(2,039)	(1,706)
Subtotal Affiliate Sourced Retail Net Flows (2)	(245)	(465)	(255)	(144)	(284)	(710)	(475)
Variable Annuity Net Flows	(520)	(702)	(839)	(621)	(616)	(1,222)	(1,166)
Inflows from Sub-advisor Replacements	—	—	1,690	219	897	—	897
Net flows- Retail AUM	(808)	(1,611)	1,005	389	(299)	(2,419)	(1,343)
Net Money Market Flows	2	320	—	16	(27)	322	(149)
Change in Market Value	8,300	(10,077)	3,490	691	2,100	(1,777)	7,790
Other (Including Acquisitions / Divestitures) (1)	(303)	(862)	(111)	(271)	(97)	(1,165)	(366)
End of period AUM- Retail	67,359	60,168	72,398	68,014	67,189	67,359	67,189
Retail Organic Growth excluding Variable Annuity Net Flows and Sub-advisor Replacements (Net Flows / Beginning of period AUM)	-0.5%	-1.3%	0.2%	1.2%	-0.9%	-1.7%	-1.8%
Market Growth %	13.8%	-13.9%	5.1%	1.0%	3.2%	-2.5%	12.7%
Total Investment Management Sourced Net Flows (2)	7,007	1,660	783	1,307	693	8,667	1,858
Total Affiliate Sourced Net Flows (2)	(182)	515	(109)	(184)	(501)	333	(1,055)
Total Variable Annuity Net Flows (1)	(520)	(702)	(839)	(621)	(616)	(1,222)	(1,166)
Total Inflows from Sub-advisor Replacements (3)	—	—	1,690	219	897	—	897
Total Net Flows	6,306	1,473	1,525	721	473	7,778	534
Net Flows excluding Variable Annuity Net Flows and Sub-advisor Replacements	6,826	2,175	674	1,123	192	9,001	803
Total External Clients Organic Growth (Net Flows (excludes VA and Sub-advisor Replacement) / Beginning of period AUM) (2)	4.4%	1.3%	0.4%	0.7%	0.1%	5.4%	0.6%
(1) Includes Assets Under Management and Net Flows associated with the Variable Annuities business divested in June 2018.
(2) Affiliate Sourced Net Flows include Retirement distribution of Voya Investment Management retail funds.
(3) Reflects net flows mainly associated with outside managed funds.

Voya Financial	Page 25 of 44

Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Institutional
Equity	20,415	19,158	21,993	22,561	23,041
Fixed Income	85,158	74,504	72,431	70,351	68,075
Real Estate	—	—	—	—	—
Money Market	—	—	—	—	—
Total	105,573	93,662	94,424	92,912	91,116
Retail
Equity	39,667	34,182	44,567	41,149	41,621
Fixed Income	25,942	24,236	25,614	24,496	23,207
Real Estate	—	—	791	947	962
Money Market	1,750	1,750	1,426	1,422	1,399
Total	67,359	60,168	72,398	68,014	67,189
General Account
Equity	314	307	298	311	309
Fixed Income	55,505	55,544	55,126	54,962	54,417
Real Estate	—	—	—	—	—
Money Market	1,178	1,022	1,227	1,063	1,195
Total	56,997	56,873	56,651	56,336	55,921
Combined Asset Type
Equity	60,396	53,647	66,858	64,020	64,971
Fixed Income	166,605	154,284	153,171	149,810	145,699
Real Estate	—	—	791	947	962
Money Market	2,928	2,772	2,653	2,485	2,594
Total	229,929	210,703	223,473	217,262	214,226

Total Specialty Assets	69,973	69,523	69,827	68,330	67,631
% of Specialty Assets / Total AUM	30.4%	33.0%	31.2%	31.5%	31.6%

Total Retirement and Wealth Management Assets	101,306	95,781	103,535	100,840	99,754
% of Retirement and Wealth Management Assets / Total AUM	44.1%	45.5%	46.3%	46.4%	46.6%

Employee Benefits

Voya Financial	Page 27 of 44

Employee Benefits Sources of Normalized Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019
Sources of operating earnings before income taxes:
Gross investment income (normalized)	24	22	23	23	23	46	46
Investment expenses	(1)	(1)	(1)	—	(1)	(2)	(2)
Credited interest	(14)	(14)	(14)	(14)	(14)	(28)	(28)
Net margin	9	7	8	9	8	16	16
Other investment income (normalized)	4	7	5	6	5	11	11
Investment spread and other investment income (normalized)	13	14	13	15	13	27	27
Net underwriting gain (loss) and other revenue	145	164	145	147	140	308	272
Administrative expenses	(66)	(70)	(60)	(63)	(63)	(135)	(125)
Net commissions	(42)	(43)	(42)	(39)	(38)	(85)	(78)
DAC/VOBA and other intangibles amortization, excluding unlocking	(4)	(5)	(3)	(4)	(5)	(9)	(9)
Normalized adjusted operating earnings before income taxes	46	60	53	56	47	106	87
Prepayment fees and alternative investment income above (below) long-term expectations	(10)	1	2	1	2	(9)	—
DAC/VOBA and other intangibles unlocking	—	—	—	—	—	—	—
Adjusted operating earnings before income taxes	36	61	55	57	49	98	87
Adjusted Return on Capital (1)	31.7%	34.1%	31.0%	29.8%	29.4%	31.7%	29.4%

Group life:
Premiums	133	130	132	133	131	263	261
Benefits	(112)	(102)	(95)	(101)	(97)	(214)	(201)
Other (2)	(2)	(1)	(4)	(2)	(2)	(3)	(4)
Total Group life	19	27	33	30	32	46	56
Group Life Loss Ratio (Interest adjusted)	83.8%	78.1%	72.2%	76.3%	74.4%	81.0%	77.0%
Group stop loss:
Premiums	266	264	250	250	255	530	509
Benefits	(208)	(193)	(193)	(196)	(205)	(401)	(401)
Other (2)	(1)	(1)	(1)	(1)	(1)	(2)	(2)
Total Group stop loss	57	70	56	53	49	127	106
Stop loss Loss Ratio	78.1%	73.2%	77.2%	78.6%	80.6%	75.7%	79.0%
Voluntary Benefits, Disability, and Other	66	67	56	65	59	133	110

Net underwriting gain (loss) and other revenue
Premiums	519	515	481	482	489	1,034	973
Benefits	(374)	(349)	(331)	(331)	(346)	(723)	(695)
Other (2)	(3)	(2)	(5)	(3)	(3)	(5)	(6)
Total Net underwriting gain (loss) and other revenue	145	164	145	147	140	308	272
Total Aggregate Loss Ratio (1)	69.3%	69.1%	70.2%	71.0%	71.6%	69.3%	71.6%

(1) Adjusted Return on Capital and Total Aggregate Loss Ratio are calculated using Trailing twelve months.
(2) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

Voya Financial	Page 28 of 44

Employee Benefits Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019

Sales by Product Line:
Group life and Disability	21	81	9	7	13	102	117
Stop loss	17	241	12	25	9	258	245
Voluntary	41	80	8	6	31	121	100
Total sales by product line	79	402	29	38	53	481	462

Total gross premiums and deposits	563	560	511	515	532	1,123	1,053

Annualized In-force Premiums by Product Line:
Group life and Disability	716	704	710	715	715	716	715
Stop loss	1,075	1,084	1,038	1,037	1,045	1,075	1,045
Voluntary	477	483	390	392	392	477	392
Total annualized in-force premiums	2,268	2,271	2,138	2,144	2,152	2,268	2,152

Assets Under Management by Fund Group
General account	1,856	1,767	1,782	1,896	1,827	1,856	1,827
Separate account	14	13	15	15	15	14	15
Total AUM	1,870	1,780	1,797	1,911	1,842	1,870	1,842

Corporate

Voya Financial	Page 30 of 44

Corporate Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019

Interest expense (excluding Preferred stock dividends) (1)	(44)	(43)	(43)	(45)	(43)	(87)	(88)
Preferred stock dividends	(4)	(14)	(4)	(14)	—	(18)	(10)
Amortization of intangibles	(8)	(9)	(9)	(9)	(8)	(17)	(17)
Other	13	11	(9)	4	2	24	—
Normalized adjusted operating earnings before income taxes	(43)	(55)	(65)	(64)	(49)	(98)	(115)
Individual Life transaction stranded costs (2)	(32)	(36)	(33)	(34)	(31)	(68)	(65)
Adjusted operating earnings before income taxes	(75)	(91)	(98)	(98)	(80)	(166)	(180)

(1) Includes interest expense related to intercompany loans and other operating expenses related to financing agreements.
(2) For periods ended on or prior to the closing of the Individual Life Transaction, Stranded Costs associated with the Individual Life Transaction where the corresponding revenue is now reported in discontinued operations or in businesses exited or to be exited through reinsurance or divestment;  for periods after the closing of the Individual Life Transaction any remaining Stranded Costs and the associated revenues from future TSAs will be reported in normalized adjusted operating earnings.

Investment Information

Voya Financial	Page 32 of 44

Portfolio Composition

	Balances as of
(in millions USD)	6/30/2020		3/31/2020		12/31/2019		9/30/2019		6/30/2019
Composition of Investment Portfolio	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Fixed maturities, available for sale, at fair value, after consolidation	40,938	73.7%	37,584	71.5%	39,663	74.0%	39,718	73.4%	38,761	73.2%
Fixed maturities, at fair value using the fair value option	3,098	5.6%	2,855	5.4%	2,707	5.0%	2,676	4.9%	2,535	4.8%
Equity securities, available for sale, at fair value	225	0.4%	176	0.3%	196	0.4%	335	0.6%	331	0.6%
Short-term investments	73	0.1%	80	0.2%	68	0.1%	122	0.2%	147	0.3%
Mortgage loans on real estate, net	6,830	12.3%	6,947	13.1%	6,878	12.8%	6,927	12.8%	7,033	13.3%
Policy loans	746	1.3%	763	1.5%	776	1.4%	788	1.5%	794	1.6%
Limited partnerships/corporations, before consolidation	1,540	N/M	1,619	N/M	1,625	N/M	1,554	N/M	1,455	N/M
CLO/VOEs Adjustments (1)	(164)	N/M	(276)	N/M	(335)	N/M	(312)	N/M	(340)	N/M
Limited partnerships/corporations, after consolidation	1,376	2.5%	1,343	2.6%	1,290	2.4%	1,242	2.3%	1,115	2.1%
Derivatives	809	1.5%	875	1.7%	316	0.6%	439	0.8%	307	0.6%
Other investments	319	0.6%	392	0.7%	385	0.7%	383	0.7%	384	0.6%
Securities pledged to creditors	1,122	2.0%	1,555	3.0%	1,408	2.6%	1,529	2.8%	1,550	2.9%
Total investments, after consolidation	55,536	100.0%	52,570	100.0%	53,687	100.0%	54,159	100.0%	52,957	100.0%
Fixed Maturity Securities - Security Sector (2)
U.S. Government agencies and authorities	1,647	3.6%	1,695	4.0%	1,477	3.4%	1,538	3.5%	1,345	3.2%
U.S. Corporate - Public	15,042	33.3%	13,956	33.2%	14,938	34.0%	15,157	34.5%	14,952	34.9%
U.S. Corporate - Private	6,219	13.8%	5,643	13.4%	6,035	13.8%	6,000	13.6%	5,864	13.7%
Foreign Government / Agency	689	1.5%	693	1.7%	693	1.6%	699	1.6%	711	1.7%
Foreign Corporate - Public	3,671	8.2%	3,313	7.9%	3,648	8.4%	3,662	8.3%	3,677	8.6%
Foreign Corporate - Private	4,653	10.3%	4,416	10.5%	4,831	11.0%	4,768	10.9%	4,768	11.1%
State, municipalities and political subdivisions	1,368	3.0%	1,315	3.1%	1,323	3.0%	1,362	3.1%	1,318	3.1%
CMO-B	3,887	8.6%	3,700	8.8%	3,433	7.7%	3,496	8.0%	3,391	7.9%
Agency	665	1.5%	954	2.3%	643	1.5%	707	1.6%	703	1.6%
Non-Agency (3)	1,429	3.2%	987	2.4%	1,164	2.7%	1,105	2.5%	962	2.2%
Total Residential mortgage-backed securities	5,981	13.3%	5,641	13.5%	5,240	11.9%	5,308	12.1%	5,056	11.7%
Commercial mortgage-backed securities	3,847	8.5%	3,484	8.3%	3,574	8.2%	3,379	7.7%	3,226	7.5%
Other asset-backed securities (3)	2,041	4.5%	1,838	4.4%	2,019	4.7%	2,050	4.7%	1,929	4.5%
Total fixed maturities, including securities pledged (4)	45,158	100.0%	41,994	100.0%	43,778	100.0%	43,923	100.0%	42,846	100.0%
Fixed Maturity Securities - Contractual Maturity Dates, Due to mature:
Due in one year or less	1,281	2.8%	1,227	2.9%	1,120	2.6%	945	2.2%	1,108	2.6%
Due after one year through five years	5,259	11.6%	5,019	12.0%	5,638	12.9%	5,975	13.6%	5,947	13.9%
Due after five years through ten years	8,652	19.2%	8,117	19.3%	8,667	19.8%	8,434	19.2%	8,842	20.6%
Due after ten years	18,097	40.1%	16,668	39.7%	17,520	40.0%	17,845	40.6%	18,352	42.9%
CMO-B	3,887	8.6%	3,700	8.8%	3,433	7.7%	3,495	8.0%	3,391	7.9%
Mortgage-backed securities	5,941	13.2%	5,425	12.9%	5,381	12.4%	5,191	11.8%	4,891	11.4%
Other asset-backed securities (3)	2,041	4.5%	1,838	4.4%	2,019	4.6%	2,038	4.6%	315	0.7%
Total fixed maturities, including securities pledged (4)	45,158	100.0%	41,994	100.0%	43,778	100.0%	43,923	100.0%	42,846	100.0%
Fixed Maturity Securities - NAIC Quality Designation
1	24,379	54.0%	23,284	55.4%	23,779	54.2%	24,267	55.2%	23,603	55.1%
2	18,747	41.5%	17,033	40.5%	18,149	41.5%	17,795	40.5%	17,402	40.6%
3	1,460	3.2%	1,249	3.0%	1,324	3.0%	1,373	3.1%	1,311	3.1%
4	445	1.0%	329	0.8%	378	0.9%	345	0.8%	350	0.8%
5	76	0.2%	75	0.2%	121	0.3%	113	0.3%	148	0.3%
6	51	0.1%	24	0.1%	27	0.1%	30	0.1%	32	0.1%
Total fixed maturities, including securities pledged (4) (5)	45,158	100.0%	41,994	100.0%	43,778	100.0%	43,923	100.0%	42,846	100.0%
Fixed Maturity Securities - ARO Quality Rating
AAA	8,202	18.2%	8,022	19.1%	7,425	17.0%	7,681	17.5%	7,385	17.2%
AA	3,384	7.5%	3,143	7.5%	3,199	7.3%	3,131	7.1%	2,964	7.0%
A	12,153	26.9%	11,381	27.1%	11,803	27.0%	11,896	27.1%	11,754	27.4%
BBB	18,799	41.6%	17,154	40.8%	18,763	42.8%	18,672	42.5%	18,138	42.3%
BB	1,745	3.9%	1,492	3.6%	1,780	4.1%	1,684	3.8%	1,702	4.0%
B and below	875	1.9%	802	1.9%	808	1.8%	859	2.0%	903	2.1%
Total fixed maturities, including securities pledged (5)	45,158	100.0%	41,994	100.0%	43,778	100.0%	43,923	100.0%	42,846	100.0%
(1) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

(2) Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.
(3) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
(4) Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on the Company's balance sheet.
(5) ARO ratings do not directly translate into NAIC ratings.

Voya Financial	Page 33 of 44

Portfolio Results

	Three Months Ended										Year-to-Date
(in millions USD)	6/30/2020		3/31/2020		12/31/2019		9/30/2019		6/30/2019		6/30/2020		6/30/2019

Operating investment income and annualized yield (1)	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield
Fixed maturity securities (2)	446	4.72%	451	4.82%	463	4.94%	466	5.02%	473	5.06%	897	4.77%	946	5.01%
Equity securities	3	5.39%	2	4.87%	3	7.15%	2	5.58%	2	5.64%	5	5.19%	3	4.21%
Mortgage loans	71	4.25%	72	4.28%	72	4.30%	73	4.31%	74	4.33%	143	4.26%	149	4.34%
Limited partnerships	(73)	(17.32)%	49	13.01%	51	13.58%	42	11.67%	60	18.38%	(24)	(3.03)%	59	(0.21)%
Policy loans	12	2.70%	10	5.60%	9	4.82%	7	3.62%	10	4.84%	22	3.49%	21	5.27%
Short-term investments	2	0.67%	3	0.78%	3	0.85%	5	1.05%	4	0.71%	5	0.74%	8	0.74%
Derivatives (2)	(2)	N/A	1	N/A	2	N/A	1	N/A	(1)	N/A	—	N/A	3	N/A
Prepayment fee income	4	0.03%	6	0.05%	29	0.24%	9	0.07%	16	0.13%	10	0.04%	25	0.07%
Other assets	(45)	N/A	13	N/A	6	N/A	4	N/A	13	N/A	(32)	N/A	22	N/A
Gross investment income before expenses and fees	418	3.36%	607	5.02%	638	5.27%	609	5.01%	651	5.32%	1,025	4.18%	1,236	4.73%
Expenses and fees	(31)	-0.25%	(28)	-0.24%	(33)	-0.28%	(28)	-0.23%	(26)	-0.22%	(59)	-0.25%	(52)	-0.22%
Total investment income and annualized yield	387	3.11%	579	4.78%	605	4.99%	581	4.78%	625	5.10%	966	3.94%	1,184	4.51%
Trading gains/losses (1)
Fixed maturities	39		(15)		2		18		12		24		16
Equity securities	(2)		2		1		(2)		(2)		—		(4)
Mortgage loans	(50)		(7)		—		—		1		(57)		1
Other investments	(1)		—		3		1		—		(1)		1
Total trading gains/losses	(14)		(20)		6		17		11		(34)		14
Impairments (1)
Fixed maturities	(50)		(20)		(28)		1		(3)		(70)		(34)
Equity securities	—		—		—		—		—		—		—
Mortgage loans	—		—		(2)		—		—		—		(2)
Other investments	—		—		—		—		—		—		—
Total impairments	(50)		(20)		(30)		1		(3)		(70)		(36)
Fair value adjustments (3)	89		155		(84)		53		135		244		228
Derivatives, including change in fair value of derivatives related to guaranteed benefits	64		(217)		37		(51)		(99)		(153)		(168)
Net realized investment gains (losses) and Net guaranteed benefit hedging gains (losses) (1)	88		(102)		(71)		20		44		(14)		38
Businesses exited through reinsurance (4)	79		(29)		9		44		50		50		105
Consolidation/eliminations (5)	30		17		33		22		17		47		56
Total investment income and realized capital gains (losses)	585		465		576		667		736		1,050		1,383

(1) Investment results related to businesses exited through reinsurance or divestment are excluded. Investment results related to businesses to be exited through reinsurance or divestment as part of the Life Transaction are included.

(2) Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
(3) Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
(4) Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
(5) Includes i) the impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company, ii) the elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment, iii) and other intersegment eliminations.

Voya Financial	Page 34 of 44

Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019
Retirement
Average alternative investments	897	883	834	773	722	890	714
Alternative investment income	(66)	31	27	25	33	(35)	32
Investment Management
Average alternative investments	214	230	229	226	228	222	218
Alternative investment income	(22)	3	3	5	7	(19)	5
Employee Benefits
Average alternative investments	100	95	92	86	84	97	83
Alternative investment income	(7)	3	3	3	4	(4)	4

The table above excludes alternative investments and income that are a component of Income (loss) from discontinued operations, net of tax and alternative investments and income in Corporate.

Reconciliations

Voya Financial	Page 36 of 44

Reconciliation of Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019

Revenues
Net investment income	586	698	735	687	711	1,284	1,370
Fee income	458	505	510	494	483	963	965
Premiums	607	608	556	565	577	1,215	1,152
Net realized capital gains (losses)	(1)	(233)	(159)	(20)	25	(234)	13
Other revenues	81	92	140	106	106	173	219
Income (loss) related to consolidated investment entities	(68)	15	28	43	67	(53)	72
Total revenues	1,663	1,685	1,810	1,875	1,969	3,348	3,791

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(997)	(882)	(862)	(1,003)	(951)	(1,879)	(1,885)
Operating expenses	(643)	(640)	(767)	(627)	(670)	(1,283)	(1,352)
Net amortization of DAC/VOBA	(19)	(76)	(63)	(36)	(43)	(95)	(100)
Interest expense	(40)	(40)	(41)	(51)	(42)	(80)	(84)
Operating expenses related to consolidated investment entities	(12)	(3)	(11)	(9)	(20)	(15)	(25)
Total benefits and expenses	(1,711)	(1,641)	(1,744)	(1,726)	(1,726)	(3,352)	(3,446)
Income (loss) from continuing operations before income taxes	(48)	44	66	149	243	(4)	345
Less:
Net investment gains (losses) and related charges and adjustments	42	(8)	(47)	14	45	34	58
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	38	(89)	8	(12)	(6)	(52)	(10)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(55)	9	18	31	40	(45)	49
Income (loss) attributable to noncontrolling interests	(79)	6	6	19	26	(73)	25
Income (loss) on early extinguishment of debt	—	—	—	(12)	—	—	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	(63)	—	—	—	66
Dividend payments made to preferred shareholders	4	14	4	14	—	18	10
Other adjustments	(15)	(22)	(38)	(27)	(52)	(37)	(144)
Adjusted operating earnings before income taxes	17	134	178	122	190	151	291

Voya Financial	Page 37 of 44

Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019

Total revenues	1,663	1,685	1,810	1,875	1,969	3,348	3,791

Less Adjustments
Net realized investment gains (losses) and related charges and adjustments	41	(8)	(53)	16	42	33	55
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	38	(90)	8	(12)	(5)	(52)	(9)
Revenues (losses) related to business exited or to be exited through reinsurance or divestment	332	344	315	401	417	676	815
Revenues (loss) attributable to noncontrolling interests	(66)	9	21	34	50	(57)	54
Other adjustments	93	33	98	71	70	125	152
Total adjusted operating revenues	1,225	1,397	1,421	1,365	1,395	2,622	2,724

Adjusted operating revenues by segment
Retirement	559	677	701	675	688	1,236	1,336
Investment Management	129	166	197	167	163	294	311
Employee Benefits	530	543	500	503	515	1,074	1,023
Corporate	7	11	23	20	29	18	54
Total adjusted operating revenues	1,225	1,397	1,421	1,365	1,395	2,622	2,724

Voya Financial	Page 38 of 44

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019

Retirement
Adjusted operating earnings before income taxes	440	583	588	596	732
Less:
DAC/VOBA and other intangibles unlocking	(46)	(50)	(30)	(33)	46
Adjusted Operating Earnings - excluding Unlocking before interest	486	633	618	629	686
Income tax expense	46	75	71	81	104
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	440	558	547	549	582

Adjusted Operating effective tax rate, excluding Unlocking (2)	(19.4)%	13.0%	12.5%	7.8%	14.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	9.4%	11.9%	11.5%	12.8%	15.1%
Average Capital	4,054	4,094	4,130	4,170	4,186
Ending Capital	3,909	4,014	4,119	4,065	4,123
Adjusted Return on Capital	10.9%	13.6%	13.2%	13.2%	13.9%

Investment Management
Adjusted Operating Earnings - excluding Unlocking before interest	165	186	180	165	167
Income tax expense	35	39	38	35	35
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	130	147	142	130	132

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	315	311	307	303	302
Ending Capital	323	321	316	310	306
Adjusted Return on Capital	41.0%	47.1%	46.2%	42.9%	43.9%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment.

Voya Financial	Page 39 of 44

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019

Employee Benefits
Adjusted operating earnings before income taxes	209	222	199	187	180
Less:
DAC/VOBA and other intangibles unlocking	—	—	—	—	—
Adjusted Operating Earnings - excluding Unlocking before interest	209	222	199	187	180
Income tax expense	44	47	42	39	38
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	165	175	157	148	142

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	522	515	507	495	482
Ending Capital	549	523	519	517	509
Adjusted Return on Capital	31.7%	34.1%	31.0%	29.8%	29.4%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding Unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment.

Voya Financial	Page 40 of 44

Prepayments and Alternative Income Above (Below) Long-Term Expectations (2)

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019

Prepayments Above (Below) Long-term Expectations (1)
Retirement	(7)	(4)	12	(1)	6	—	12
Investment Management	—	—	—	—	—	—	—
Employee Benefits	(1)	—	1	—	—	—	—
Total	(8)	(4)	13	(1)	6	—	12

Alternatives Above (Below) Long-term Expectations (1)
Retirement	(85)	11	9	6	16	(59)	32
Investment Management	(27)	(2)	(2)	—	2	(31)	(2)
Employee Benefits	(9)	1	1	1	2	(6)	3
Total	(121)	10	8	7	20	(96)	33

Prepayments and Alternative Income Above (Below) Long-Term Expectations (1)
Retirement	(92)	7	21	5	22	(59)	44
Investment Management	(27)	(2)	(2)	—	2	(31)	(2)
Employee Benefits	(10)	1	2	1	2	(6)	3
Total	(129)	6	21	6	26	(96)	45

(1) The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis, but excluding such amounts attributable to prepayment fees and alternative income in Corporate.

(2) Corporate impacts are immaterial.

Voya Financial	Page 41 of 44

Reconciliation of Normalized Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions except per share in whole dollars)	6/30/2020			3/31/2020			12/31/2019			9/30/2019			6/30/2019
	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		$(71)	$(0.55)		$(98)	$(0.71)		$(776)	$(5.45)		$106	$0.74		$226	$1.51
Plus: Net income (loss) attributable to noncontrolling interest		(79)	(0.61)		6	0.04		6	0.04		19	0.13		26	0.17
Less: Preferred stock dividends		(4)	(0.03)		(14)	(0.10)		(4)	(0.03)		(14)	(0.10)		—	—
Less: Income (loss) from discontinued operations		(93)	(0.72)		(128)	(0.93)		(1,084)	(7.62)		(4)	(0.03)		42	0.28
Income (loss) from continuing operations	(48)	(53)	(0.41)	44	50	0.36	66	318	2.23	149	144	1.00	243	210	1.40
Less:
Net investment gains (losses) and related charges and adjustments	42	34	0.26	(8)	(6)	(0.05)	(47)	(37)	(0.26)	14	11	0.08	45	36	0.24
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	38	30	0.23	(89)	(70)	(0.51)	8	6	0.05	(12)	(9)	(0.06)	(6)	(5)	(0.03)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(55)	(43)	(0.34)	9	7	0.05	18	14	0.10	31	24	0.17	40	31	0.21
Net income (loss) attributable to noncontrolling interest	(79)	(79)	(0.61)	6	6	0.04	6	6	0.04	19	19	0.13	26	26	0.17
Income (loss) on early extinguishment of debt	—	—	—	—	—	—	—	—	—	(12)	(9)	(0.07)	—	—	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	—	—	—	—	(63)	(50)	(0.35)	—	—	—	—	—	—
Dividend payments made to preferred shareholders	4	4	0.03	14	14	0.10	4	4	0.03	14	14	0.10	—	—	—
Other adjustments	(15)	(18)	(0.14)	(22)	(16)	(0.11)	(38)	222	1.56	(27)	(19)	(0.14)	(52)	(38)	(0.26)
Adjusted operating earnings	17	20	0.15	134	115	0.83	178	153	1.07	122	114	0.79	190	159	1.06
Less:
DAC, VOBA and other intangibles unlocking	9	7	0.05	(16)	(13)	(0.09)	(10)	(8)	(0.06)	(29)	(23)	(0.16)	5	4	0.02
Prepayment fees and alternative investment income above (below) long-term expectations	(129)	(102)	(0.79)	6	5	0.04	21	17	0.12	6	5	0.03	26	21	0.14
Individual Life transaction stranded costs	(32)	(25)	(0.20)	(36)	(28)	(0.21)	(33)	(26)	(0.18)	(34)	(27)	(0.18)	(31)	(25)	(0.16)
Normalized adjusted operating earnings	169	140	1.09	180	151	1.10	199	170	1.19	179	159	1.10	190	159	1.06

(1) Per share calculations are based on un-rounded numbers.

Voya Financial	Page 42 of 44

Reconciliation of Normalized Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Six months ended
(in millions except per share in whole dollars)	6/30/2020			6/30/2019
	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		$(169)	$(1.27)		$290	$(2.58)
Plus: Net income (loss) attributable to noncontrolling interest		(73)	(0.55)		25	0.16
Less: Preferred stock dividends		(18)	(0.14)		(10)	(0.07)
Less: Income (loss) from discontinued operations		(221)	(1.66)		22	0.15
Income (loss) from continuing operations	(4)	(3)	(0.03)	345	303	2.01
Less:
Net investment gains (losses) and related charges and adjustments	34	27	0.20	58	46	0.31
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(52)	(41)	(0.31)	(10)	(8)	(0.05)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(45)	(36)	(0.27)	49	39	0.26
Net income (loss) attributable to noncontrolling interest	(73)	(73)	(0.55)	25	25	0.16
Income (loss) on early extinguishment of debt	—	—	—	—	—	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	—	66	52	0.34
Dividend payments made to preferred shareholders	18	18	0.14	10	10	0.07
Other adjustments	(37)	(33)	(0.25)	(144)	(109)	(0.72)
Adjusted operating earnings	151	134	1.01	291	247	1.64
Less:
DAC, VOBA and other intangibles unlocking	(8)	(6)	(0.04)	8	7	0.04
Prepayment fees and alternative investment income above (below) long-term expectations	(123)	(97)	(0.73)	1	1	0.01
Individual Life transaction stranded costs	(68)	(54)	(0.40)	(65)	(52)	(0.34)
Normalized adjusted operating earnings	349	291	2.19	346	291	1.93

(1) Per share calculations are based on un-rounded numbers.

Voya Financial	Page 43 of 44

Reconciliation of Book Value Per Common Share, Excluding AOCI

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	6/30/2020	6/30/2019
Book value per common share, including AOCI	70.86	54.09	66.49	73.73	67.37	70.86	67.37
Per share impact of AOCI	(32.03)	(14.61)	(25.18)	(25.94)	(20.43)	(32.03)	(20.43)
Book value per common share, excluding AOCI	38.83	39.48	41.31	47.79	46.94	38.83	46.94

Debt to capital	24.2%	29.1%	24.4%	22.4%	23.8%	24.2%	23.8%
Capital impact of AOCI	11.4%	6.2%	9.0%	7.7%	6.6%	11.4%	6.6%
Impact of 25% equity treatment afforded to subordinate debt	-3.2%	-3.2%	-3.0%	-2.7%	-2.7%	-3.2%	-2.7%
Adjusted Debt to capital	32.4%	32.1%	30.4%	27.4%	27.7%	32.4%	27.7%

Reconciliation of shares used in Normalized adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Basic	126.2	130.9	134.7	138.4	144.1	128.6	145.5
Dilutive effect of warrants	—	2.9	3.7	2.3	2.3	1.5	1.2
Other dilutive effects (1)	2.1	3.6	4.0	3.6	3.5	2.8	3.9
Weighted-average common shares outstanding - Diluted	128.3	137.4	142.4	144.3	149.9	132.9	150.6
Dilutive effect of the exercise or issuance of stock-based awards (2)	—	—	—	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (2)	128.3	137.4	142.4	144.3	149.9	132.9	150.6

(1) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.
(2) For periods in which there is Loss from continuing operations, Normalized adjusted operating earnings per common share calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the Normalized adjusted operating earnings per common share calculation.

Voya Financial	Page 44 of 44

Reconciliation of Investment Management Normalized Adjusted Operating Margin, Excluding Investment Capital

	Three Months Ended			Twelve Months Ended
(in millions USD, unless otherwise indicated)	6/30/2020	3/31/2020	6/30/2019	6/30/2020	3/31/2020	6/30/2019

Adjusted operating revenues	129	166	163	659	693	638
Adjusted operating expenses	(109)	(126)	(122)	(494)	(507)	(471)
Adjusted operating earnings before income taxes	20	40	41	165	186	167
Adjusted operating margin	15.2%	23.9%	25.3%	24.9%	26.8%	26.2%

Adjusted operating revenues	129	166	163	659	693	638
Less:
Investment Capital Results	(22)	3	7	(11)	18	18
Adjusted operating revenues excluding Investment Capital	151	163	156	670	675	620
Adjusted operating expenses	(109)	(126)	(122)	(494)	(507)	(471)
Adjusted operating earnings excluding Investment Capital	42	37	34	176	168	149
Adjusted operating margin excluding Investment Capital	27.4%	22.4%	21.9%	26.0%	24.8%	24.2%

Adjusted operating revenues	129	166	163	659	693	638
Less:
Investment Capital Results above (below) long-term expectations	(27)	(2)	2	(31)	(2)	(2)
Adjusted operating revenue related to annuities businesses sold on June 1, 2018	—	—	—	—	—	—
Normalized adjusted operating revenues	156	168	161	690	695	640
Adjusted operating expenses	(109)	(126)	(122)	(494)	(507)	(471)
Normalized adjusted operating earnings	46	42	39	194	187	169
Normalized adjusted operating margin	29.7%	24.8%	24.4%	28.2%	27.0%	26.5%